UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington , D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earlies t event reported) June 12, 2009
TAMM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-137174
(Commission File Number)

98-0377767
(IRS Employer Identification No.)

Suite 405 , 505 8 th Ave SW, Calgary , AB , Canada   T2P 1G2
(Address of principal executive offices and Zip Code)

403-975-9399
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
  On June 12, 2009 , we entered into an agreement   with: Petrocorp Inc, a Delaware corporation  (“the Agreement”). In that Agreement and in connection with the transactions contemplated therewith ; TAMM has acquired  100% working interest in 5120 acres of Oil Sands leases in the Province of Alberta from Petrocorp Inc and issue 1,000,000 shares of TAMM as consideration.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMM OIL AND GAS CORP.

Date: June 18,2009	By:	/s/ Wiktor Musial
Wiktor Musial, President